Exhibit 99.1

ProAssurance Significantly Expands Legal Professional Liability Business

BIRMINGHAM, Ala.--(BUSINESS WIRE)--October 15, 2008--ProAssurance Corporation (NYSE: PRA) is significantly expanding its legal professional liability business by purchasing the Georgia Lawyers Insurance Company (Georgia Lawyers or GLIC). ProAssurance is also establishing new relationships with agencies that produce legal professional liability business in eleven additional jurisdictions in the Mid-Atlantic states and the far west. These moves complement our existing $10 million book of legal professional liability business in the Midwest.

Purchase of Georgia Lawyers Insurance Company

GLIC insures approximately 2,700 lawyers in Georgia and had direct written premium of approximately $5.5 million in 2007. The company was founded in July 2002 and the Lawyers Mutual Liability Insurance Company of North Carolina, is the majority owner of the company.

“We are excited to bring our expertise in legal professional liability to the southeast with our purchase of Georgia Lawyers. Not only does it significantly add good business, it gives us an ideal expansion platform in an area where we think there is a great opportunity to grow,” said Stan Starnes, the Chief Executive Officer of ProAssurance.

The Chairman of GLIC, J. Littleton Glover, said the transaction presents a wide range of positives for GLIC’s insureds. He commented, “GLIC is becoming part of a larger, stronger insurance group that has a real commitment to the legal professional liability business. At the same time, ProAssurance’s demonstrated focus on a local approach to its insurance operations will ensure that Georgia Lawyers retains the personal touch and dedication to fair claims handling and detailed underwriting that mean so much to the attorneys we insure.”

ProAssurance will pay $4.3 million in cash to purchase GLIC, which will be merged into ProNational Insurance Company after the transaction closes, which should be early in the first quarter. The closing is subject to a vote of GLIC’s small group of shareholders and approval by the Georgia Department of Insurance. Georgia Lawyers is notifying its policyholders by mail today.

Expansion of Agency Relationships

The GLIC purchase will help open the southeast for ProAssurance’s legal professional liability business at the same time the Company is adding business through Grayhawk General Agency, Inc. and ProLawyer Insurance, LLC.

Grayhawk General Agency, Inc., which is based in the Phoenix area, solicits business in Arizona, California, Colorado, Nevada, and Washington. Daniel Moore, Principal of Grayhawk, said, “ProAssurance’s expansion of its legal professional liability business fills a void by providing attorneys in small and medium size firms with a locally-focused, personalized approach to their coverage.”

Ashley Culin and Ian Massaro, Principals of ProLawyer Insurance, LLC, ProAssurance’s new Mid-Atlantic agency, echoed those thoughts. They said, “The market needs a company with client-focused professional liability expertise and an understanding of the unique needs of the lawyers and law firms we target. ProAssurance is the ideal company for us to represent in our markets.”

ProLawyer solicits business for ProAssurance in Delaware, the District of Columbia, Maryland, New Jersey, Pennsylvania, and Virginia.

Both agencies are seeking to expand the states in which they solicit business. Their expansion plans make them ideal partners for ProAssurance, which has committed to growing its legal professional liability business.

About ProAssurance

ProAssurance Corporation is the nation's fifth largest writer of medical professional liability insurance and is growing its legal professional liability business. ProAssurance is recognized as one of the top performing insurance companies in America by virtue of its inclusion in the Ward’s 50 for the past two years.

Caution Regarding Forward-Looking Statements

Any statements in this News Release that are not historical facts are specifically identified as forward-looking statements. These statements are based upon our estimates and anticipation of future events and are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. Forward-looking statements are identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “potential,” “preliminary,” “project,” “should,” “will,” and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this news release clearly identified as giving our outlook on future business.

Forward-looking statements relating to our business include, among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other matters.

These forward-looking statements highlight significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

  general economic conditions, either nationally or in our market area, that are different than anticipated;
  regulatory and legislative actions or decisions that adversely affect our business plans or operations;
  inflation, particularly in loss costs trends;
  changes in the interest rate environment;
  performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of our investments;
  changes in laws or government regulations affecting medical professional liability insurance;
  changes to our ratings assigned by rating agencies;
  the effects of changes in the health care delivery system;
  uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectability of insurance/reinsurance;
  the results of litigation, including pre-or-post-trial motions, trials and/or appeals we undertake;
  bad faith litigation which may arise from our handling of any particular claim, including failure to settle;
  changes in competition among insurance providers and related pricing weaknesses in some markets;
  loss of independent agents;
  our ability to purchase reinsurance and collect payments from our reinsurers;
  increases in guaranty fund assessments;
  our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;
  the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities;
  changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board;
  changes in our organization, compensation and benefit plans; and
  our ability to recruit and retain senior management.

Investors should not place undue reliance on any such forward-looking statements, which speak only as of the date made. The factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Our results may differ materially from those we expect and discuss in any forward-looking statements. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.”

CONTACT:
ProAssurance Corporation
Frank B. O’Neil
Sr. Vice President, Corporate Communications
& Investor Relations
800-282-6242 or 205-877-4461
foneil@ProAssurance.com